UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2007
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information
Item 2.02 Results of Operations and Financial Condition.
On May 8, 2007, Westwood One, Inc. (the “Company”) issued a press release announcing earnings for the first quarter ended March 31, 2007. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit

99.1	Press Release, dated May 8, 2007, announcing earnings for the first quarter ended March 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.
Date: May 9, 2007	By:	/s/ David Hillman
		Name:	David Hillman
		Title:	EVP, Business Affairs, General Counsel and Secretary

EXHIBIT INDEX
Current Report on Form 8-K
dated May 8, 2007
Westwood One, Inc.

Exhibit
No.	Description of Exhibit

99.1	Press Release, dated May 8, 2007, announcing earnings for the first quarter ended March 31, 2007.